CSFB 2003-AR5

February 21, 2003

                                        REVISED COMPUTATIONAL MATERIALS                     (212) 538-3831

HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR5

$[525,000,000]

(Approximate)

Expected Investor Settlement Date:  February [28], 2003

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Fairbanks Capital Corp.

Servicer and Special Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

JPMorgan Chase Bank

Trust Administrator

Bank One, National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

Credit Suisse First Boston

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,

AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC trading desk at (212) 538-3831.

I.

TRANSACTION SUMMARY – OFFERED CERTIFICATES

Class	Type	Exp’d Rating1	Original Balance (+/-5%)	Initial Coupon	Appx. $ Price	Avg. Life2	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin3	W.A. MTR
I-A-1	Senior/WAC/PT	AAA/Aaa	$[000,000,000TBA]	[TBA]%4	N/A	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
AR	Senior/Residual	AAA/NR	$[TBA]	[TBA]%5	N/A	N/A	N/A	N/A	N/A	N/A	N/A
II-A-1	Senior/WAC/PT	AAA/Aaa	$[TBA000,000,000]	[TBA]%6	N/A	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
III-A-1	Senior/Floater	AAA/Aaa	$[315,686,000]	[1.787]%7	[100-00]	[3.1]	[45/90]	[1mo Libor]	25	[TBA]	[32]
C-B-1	Subordinate/WAC	AA/[Aa3]	$[TBA]	[TBA]%8	N/A	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
C-B-2	Subordinate/WAC	A/[A3]	$[TBA]	[TBA]%8	N/A	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
C-B-3	Subordinate/WAC	BBB/[Baa3]	$[TBA]	[TBA]%8	N/A	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
III-M-1	Subordinate/Floater	AA/Aa2	$[7,399,000]	[2.337]%9	[100-00]	[5.26]	[100/150]	[1mo Libor]	25	[TBA]	[32]
III-M-2	Subordinate/Floater	A/A2	$[5,754,099]	[3.287]%10	[100-00]	[4.37]	[195/245]	[1mo Libor]	25	[TBA]	[32]

Information is PRELIMINARY and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1  The Group I, Group II and Group III Certificates (as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.  Neither the Class C-B-6 nor the Class III-X Certificates will be rated.

2  The weighted average life to respective weighted average reset dates is shown with respect to the Group I, Group II and Group C-B Certificates.  The weighted average life to optional termination is shown with respect to Group III Certificates.

3  Based on weighted average information on the assumed collateral as of the Cut-off Date.

4  The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

5  The initial pass-through rate on the Class AR Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

6  The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

7  The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [1.787]% per annum.  After the first distribution date, the per annum pass-through rate on the Class III-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [0.45]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group III mortgage loans, the Class III-A-1 certificate margin will increase to [0.90]%.

8  The initial pass-through rate on the Group C-B Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I and group II mortgage loans (in each case, less 0.02%) (30/360 accrual basis, 24 day delay).

9  The initial pass-through rate on the Class III-M-1 Certificates is expected to be approximately [2.337]% per annum.  After the first distribution date, the per annum pass-through rate on the Class III-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [1.00]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group III mortgage loans the Class III-M-1 certificate margin will increase to [1.50]%.

10  The initial pass-through rate on the Class III-M-2 Certificates is expected to be approximately [3.287]% per annum.  After the first distribution date, the per annum pass-through rate on the Class III-M-2   Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [1.95]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group III mortgage loans the Class III-M-2 certificate margin will increase to [2.45]%.

I.

TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating1	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench-mark	CPR	Proj. Net Margin2	W.A. MTR
C-B-4	Subordinate/WAC	BB/[Ba3]	$N/A	N/A 3	N/A	N/A	N/A	N/A	25	N/A	N/A
C-B-5	Subordinate/WAC	B/[B3]	$N/A	N/A%3	N/A	N/A	N/A	N/A	25	N/A	N/A
C-B-6	Subordinate/WAC	NR/NR	$N/A	N/A%3	N/A	N/A	N/A	N/A	25	N/A	N/A
III-X	OC/Excess Interest	NR/NR	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1  The Group C-B Certificates (other than the Class C-B-6 Certificates) may be rated only by one or both rating agencies. Neither the Class C-B-6 Certificates nor the Class III-X Certificates will be rated.

2  Based on weighted average information on the assumed collateral as of the Cut-off Date.

3  The initial pass-through rate on the Group C-B Certificates is expected to be approximately [N/A]%.  After the first distribution date, the per annum pass-through rate on these certificates will equal the weighted average of the net interest rates of the group I and group II mortgage loans (in each case, less 0.02%).

II.

COLLATERAL SUMMARY

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE FEBRUARY 1, 2003 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP III COLLATERAL DETAILS
WAC	[6.297]%	Average Loan Balance	$[305,896.84]
WA Net WAC	[5.953]%	Maximum Loan Balance	$[1,625,000.00]
WA Gross Margin	[3.447]%	California Concentration	[52.12]%
WA Net Margin	[3.103]%	WA Original LTV	[77.65]%
Index:		WA Credit Score	[695]
1 Month LIBOR	[4.0]%
6 Month LIBOR	[95.5]%
1 Year CMT	[0.40]%
WA Months to Reset	[32]	Full Doc	[29.5]%
WAM	[346]	Reduced Doc	[39.9]%

III.

NET FUNDS CAP

Group III Net Funds Cap:

The annual pass-through rate on each Class of the Group III Certificates is subject to the Net Funds Cap.

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group III mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group III Certificates is limited by the Net Funds Cap, such difference will constitute a Basis Risk Shortfall.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group III Certificates, such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from Monthly Excess Cashflow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”). The source of funds on deposit in the Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class III-X Certificates.

IV.

CREDIT ENHANCEMENT (Groups I and II)

Subordination:

The Group I and Group II Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I and II mortgage loans prior to the Group I and Group II Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I and II will initially equal [TBA]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [TBA]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [TBA]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [TBA]%.

NOTE:  The Group C-B Certificates represent interests in the group I and II mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I and Group II Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan group I and II mortgage loans may be used to pay principal or interest, or both, to Senior Certificates (other than the Group III Certificates) unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I and II; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I or Group II Certificates for these types of losses.

Note:

Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I and II will equal the aggregate principal balance of the Groups I, II and C-B Certificates.

IV.

CREDIT ENHANCEMENT (Group III)

Overcollateralization:

The group III mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group III Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group III Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group III mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group III mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group III mortgage loans.

Subordination:

The Class III-A-1 Certificates will have a payment priority over the Group III Subordinate Certificates.  Each class of Group III Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group III mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group III Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group III Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the group I and group II mortgage loans will be allocated to Group III available funds increasing available excess interest.  These interest payments will be added to the Group III available funds concurrently with interest distributions being made on the Group I and II Certificates.

V.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR5.
Depositor:	[Credit Suisse First Boston Mortgage Securities Corp.]
Sellers:	DLJ Mortgage Capital, Inc.; Washington Mutual Mortgage Securities Corp. (“WMMSC”).
Servicers:	Fairbanks Capital Corp. (“Fairbanks”); WMMSC.
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston LLC.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	Bank One, National Association.
Cut-off Date:	February 1, 2003.
Pricing Date:	On or about February [TBA], 2003.
Closing Date:	On or about February [27], 2003.
Inv. Settlement Date:	On or about February [28], 2003.
Offered Certificates:

Class I-A-1 and Class AR Certificates (the “Group I Certificates”);

Class II-A-1 Certificates (the “Group II Certificates”);

Class III-A-1 Certificates (the “Group III Senior Certificates”);

Class III-M-1 and Class III-M-2 Certificates (the “Group III Subordinate Certificates,” and together with the Group III Senior Certificates and the Class III-X Certificates, the “Group III Certificates”);

The Group I Certificates, Group II Certificates and Group III Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group III Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class III-X Certificates.
Distribution Dates:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in March 2003.
Accrual Periods:

For any distribution date, the Ooffered Ccertificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date, except for the Group III Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

Delay Days:	24 days, except for the Group III Certificates, which have a 0 day delay.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the group I and group II mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group I and group II mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, and Group C-B Certificates.  On any distribution date on which the aggregate outstanding stated principal balance of the group III mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group III mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group III Certificates.

Certificate Ratings:

The Offered Certificates are expected to be rated by Moody’s Investors Service Inc. (“Moody’s”) and/or Standard & Poor’s Rating Services (“S&P”), with the ratings indicated in Section I above.  The Group C-B Certificates may be rated by one or both of Moody’s and S&P.

ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing employee benefit plan or individual retirement account assets, subject to considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $[TBA] and consists of approximately [TBA] adjustable rate mortgage loans (with an initial fixed rate period of generally [2, 3 or 5] years) secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust either semi-annually or annually based on an index plus a margin.  The mortgage pool consists of three groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of 3 years; Group II is generally comprised of mortgage loans with an initial fixed rate period of 5 years and Group III is generally comprised of mortgage loans with an initial fixed rate period of [6] months, or [2, 3, or 5] years.

NOTE:  Information contained herein reflects the February 1, 2003 Cut-off Date scheduled balances. Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II and III will equal the aggregate principal balance of the Groups I, II, III and C-B Certificates.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group I	[TBD]	$[TBD]
Group II	[TBD]	$[TBD]
Group III	[1075]	$[328,839,099]

Approximately [TBD]%, [TBD]%, and [46.03]% of the groups I, II and III mortgage loans, respectively, require only payments of interest during the initial fixed period.

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

SMMEA:

The Senior Certificates, Class C-B-1 Certificates and the Class III-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Priority of Distributions (Groups I and II):	Distributions will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances or notional amounts, as applicable;

2. Second, to the related senior certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal (Groups I and II)”;
3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I and II):

On each distribution date, an amount up to the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.

First, to the Class AR Certificates, until its Class Principal Balance has been reduced to zero;

2.

Second, to the Class I-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class II-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

Distributions of Interest (Group III):

The pass-through rate for each class of Group III Certificates, other than the Class III-X Certificates, for each distribution date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the Group III Net Funds Cap, and (iii) [11.00%].

Distributions of Principal (Group III):

The Principal Payment Amount will be paid on each distribution date as follows:

I. On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class III-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class III-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group III)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class III-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class III-M-1 Certificates, the Class III-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class III-M-2 Certificates, the Class III-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group III)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

Distribution of Monthly Excess Cashflow (Group III):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group III Certificates equals the Aggregate Loan Balance of the group III mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group IIII Certificates, in the following order of priority:

(a)

to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class III-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(c)

to the Class III-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of Principal (Group III)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)    to the Class III-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)    to the Class III-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)    to the Class III-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)    to the Class III-M-1 Certificates, any Carryforward Interest for such class;

(6)    to the Class III-M-1 Certificates, any Deferred Amount for such class;

(7)    to the Class III-M-2 Certificates, any Carryforward Interest for such class;

(8)    to the Class III-M-2 Certificates, any Deferred Amount for such class;

(9)  to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

(10) to the Class III-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(11) to the Class AR Certificates, any remaining amount.  It is not anticipated that any amounts will be distributed to the Class AR Certificates under this clause (11).

VII.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mailto:brett.marvin@csfb.com
Brian Bowes Vice President Whole Loan ARM Trading	212-538-3831	212-743-5385	mailto:brian.bowes@csfb.com
Brian Murphy Vice President Whole Loan ARM Structuring	212-538- 3734	212-743-5384	mailto:brian.murphy.2@csfb.com
Andrew Belcher Associate Whole Loan ARM Structuring	212-538- 3831	212-743-5384	mailto:andrew.belcher@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mailto:john.p.graham@csfb.com
Josef Bittman Associate	212-538-6611	212-325-8334	mailto:josef.bittman@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Mark Roszko Director	212-325-4763	212-325-8334	mailto:mark.roszko@csfb.com
Kristy Avila Associate	212-325-6926	212-743-4740	mailto:kristy.avila@csfb.com

CSFB 2003-AR5
Group 1-3
	Group 1	Group 2	Group 1-2	Group 3
No of Loans	125	373	498	1075
Total Scheduled Balance	49,668,243.79	149,295,813.98	198,964,057.77	328,839,099.29
Avg Scheduled Balance	397,345.95	400,256.87	399,526.22	305,896.84
Minimum Scheduled Balance	40,800.00	83,600.00	40,800.00	30,600.00
Maximum Scheduled Balance	997,361.36	1,696,525.07	1,696,525.07	1,625,000.00
WAC	5.314	5.659	5.573	6.297
WA/Net/Rate	4.896	5.248	5.16	5.953
WA/Gross/Margin	2.339	2.371	2.363	3.447
WAM	358	358	358	346
WA. Original Term	360	360	360	348
Months To Roll	33	58	52	32
Season	2	2	2	3
Wgt Avg LTV	73.72	72.86	73.08	77.65
FICO	715	717	716	695
First Rate Cap	4.2	4.966	4.775	4.106
Periodic Rate Cap	1.2	1.153	1.165	1.825
Wgt. AVG. Maximum Rate	11.206	10.713	10.836	12.054

Cut-off Date Mortgage Loan Principal Balances ($)	Group 1	Group 2	Group 1-2	Group 3
0.01 - 100,000.00	0.28	0.06	0.11	1.84
100,000.01 - 200,000.00	6.17	4.44	4.87	15.65
200,000.01 - 300,000.00	11.10	10.29	10.49	13.70
300,000.01 - 400,000.00	20.06	25.87	24.42	22.19
400,000.01 - 500,000.00	20.78	21.24	21.12	14.72
500,000.01 - 600,000.00	9.68	16.12	14.52	10.98
600,000.01 - 700,000.00	11.67	9.91	10.35	8.05
700,000.01 - 800,000.00	7.54	0.98	2.62	4.55
800,000.01 - 900,000.00	5.04	4.70	4.78	3.43
900,000.01 - 1,000,000.00	7.69	4.59	5.36	3.24
1,000,000.01 - 1,100,000.00	0.00	0.67	0.50	0.32
1,100,000.01 - 1,200,000.00	0.00	0.00	0.00	0.35
1,200,000.01 >=	0.00	1.14	0.85	0.97
Total:	100.00	100.00	100.00	100.00

State	Group 1	Group 2	Group 1-2	Group 3
California	56.36	71.04	67.38	52.12
Colorado	6.21	3.43	4.13	2.56
Arizona	4.11	3.03	3.30	3.23
Washington	1.67	3.01	2.67	0.55
New Jersey	3.42	2.05	2.39	1.65
Virginia	3.42	2.03	2.37	1.48
New York	1.43	2.35	2.12	3.74
Georgia	3.65	1.48	2.02	12.80
Connecticut	1.30	1.30	1.30	0.80
Texas	2.53	0.84	1.26	1.23
Other	15.88	9.44	11.05	19.84
Total:	100.00	100.00	100.00	100.00

Mortgage Rates (%)	Group 1	Group 2	Group 1-2	Group 3
2.751 - 3.000	0.00	0.00	0.00	0.20
3.001 - 3.250	0.00	0.00	0.00	1.12
3.251 - 3.500	0.00	0.00	0.00	3.96
3.501 - 3.750	1.00	0.00	0.25	7.39
4.751 - 5.000	0.00	0.00	0.00	5.92
4.001 - 4.250	2.30	0.00	0.58	0.72
4.251 - 4.500	6.38	0.37	1.87	0.00
4.501 - 4.750	3.80	1.13	1.80	0.00
4.751 - 5.000	8.72	3.95	5.14	0.05
5.001 - 5.250	11.04	8.38	9.05	0.12
5.251 - 5.500	34.69	17.78	22.00	0.17
5.501 - 5.750	32.06	28.51	29.39	0.04
5.751 - 6.000	0.00	39.88	29.92	4.40
6.001 - 6.250	0.00	0.00	0.00	11.42
6.251 - 6.500	0.00	0.00	0.00	12.79
6.501 - 6.750	0.00	0.00	0.00	11.54
6.751 - 7.000	0.00	0.00	0.00	10.83
7.001 - 7.250	0.00	0.00	0.00	7.13
7.251 - 7.500	0.00	0.00	0.00	6.74
7.501 - 7.750	0.00	0.00	0.00	4.40
7.751 - 8.000	0.00	0.00	0.00	5.52
8.001 - 8.250	0.00	0.00	0.00	3.15
8.251 - 8.500	0.00	0.00	0.00	2.09
8.501 - 8.750	0.00	0.00	0.00	0.20
8.751 - 9.000	0.00	0.00	0.00	0.10
Total:	100.00	100.00	100.00	100.00

Gross Margin	Group 1	Group 2	Group 1-2	Group 3
1.251 - 1.500	0.00	0.00	0.00	0.21
1.501 - 1.750	0.00	0.00	0.00	3.35
1.751 - 2.000	0.00	0.00	0.00	7.98
2.001 - 2.250	92.25	79.18	82.44	18.41
2.251 - 2.500	0.00	1.50	1.13	0.47
2.501 - 2.750	3.88	17.63	14.20	21.10
2.751 - 3.000	0.22	0.00	0.06	0.85
3.001 - 3.250	1.32	0.79	0.92	0.00
3.251 - 3.500	0.00	0.22	0.17	1.83
3.501 - 3.750	0.00	0.00	0.00	1.98
3.751 - 4.000	0.00	0.00	0.00	5.44
4.001 - 4.250	0.00	0.00	0.00	5.69
4.251 - 4.500	1.30	0.00	0.33	5.82
4.501 - 4.750	0.00	0.00	0.00	2.90
4.751 - 5.000	1.02	0.68	0.76	20.23
5.001 - 5.250	0.00	0.00	0.00	0.32
5.251 - 5.500	0.00	0.00	0.00	1.95
5.501 - 5.750	0.00	0.00	0.00	0.08
5.751 - 6.000	0.00	0.00	0.00	1.07
6.001 - 6.250	0.00	0.00	0.00	0.04
6.251 - 6.500	0.00	0.00	0.00	0.18
6.501 - 6.750	0.00	0.00	0.00	0.11
Total:	100.00	100.00	100.00	100.00

Ceiling Rate (%)	Group 1	Group 2	Group 1-2	Group 3
8.251 - 8.500	0.00	0.00	0.00	0.04
9.251 - 9.500	4.02	0.37	1.28	0.00
9.501 - 9.750	1.00	0.64	0.73	0.00
9.751 - 10.000	0.84	3.35	2.72	0.20
10.001 - 10.250	2.96	8.14	6.85	0.00
10.251 - 10.500	4.72	16.90	13.86	0.17
10.501 - 10.750	7.17	28.06	22.85	0.00
10.751 - 11.000	7.88	39.32	31.47	2.25
11.001 - 11.250	9.97	0.24	2.67	10.57
11.251 - 11.500	32.33	0.74	8.62	12.11
11.501 - 11.750	28.69	0.94	7.87	11.25
11.751 - 12.000	0.00	0.30	0.23	31.51
12.001 - 12.250	0.41	0.00	0.10	6.95
12.251 - 12.500	0.00	0.14	0.10	6.65
12.501 - 12.750	0.00	0.00	0.00	4.07
12.751 - 13.000	0.00	0.86	0.64	4.98
13.001 - 13.250	0.00	0.00	0.00	3.34
13.251 - 13.500	0.00	0.00	0.00	1.89
13.501 - 13.750	0.00	0.00	0.00	0.54
13.751 - 14.000	0.00	0.00	0.00	0.72
14.001 - 14.250	0.00	0.00	0.00	0.71
14.251 - 14.500	0.00	0.00	0.00	0.69
14.501 - 14.750	0.00	0.00	0.00	0.18
14.751 - 15.000	0.00	0.00	0.00	0.72
15.001 - 15.250	0.00	0.00	0.00	0.08
15.251 - 15.500	0.00	0.00	0.00	0.17
15.501 - 15.750	0.00	0.00	0.00	0.10
15.751 - 16.000	0.00	0.00	0.00	0.05
20.001 >=	0.00	0.00	0.00	0.05
Total:	100.00	100.00	100.00	100.00

FICO	Group 1	Group 2	Group 1-2	Group 3
N/A	0.00	0.00	0.00	0.09
101 - 550	0.00	0.00	0.00	0.04
551 - 579	0.00	0.00	0.00	0.12
580 - 619	0.00	0.00	0.00	0.89
620 - 659	4.94	5.92	5.68	22.69
660 - 699	31.15	32.95	32.50	33.08
700 - 729	28.08	23.32	24.51	18.53
730 >=	35.83	37.81	37.31	24.56
Total:	100.00	100.00	100.00	100.00

Property Type	Group 1	Group 2	Group 1-2	Group 3
Single Family Residence	62.13	66.56	65.45	59.55
Townhouse	1.26	0.00	0.31	0.13
Condo	6.96	6.43	6.56	7.63
2-4 Family	4.02	2.79	3.10	10.12
PUD	25.39	24.22	24.51	22.37
Manufactured Housing	0.24	0.00	0.06	0.20
Total:	100.00	100.00	100.00	100.00

Occupancy Status	Group 1	Group 2	Group 1-2	Group 3
Primary	95.84	97.27	96.91	83.72
Second Home	1.36	1.12	1.18	3.36
Investment	2.79	1.61	1.91	12.92
Total:	100.00	100.00	100.00	100.00

Purpose	Group 1	Group 2	Group 1-2	Group 3
Purchase	37.43	31.39	32.90	60.90
Refinance - Rate Term	31.44	36.64	35.34	14.29
Refinance - Cashout	31.13	31.98	31.77	24.81
Total:	100.00	100.00	100.00	100.00

Original LTV Ratio	Group 1	Group 2	Group 1-2	Group 3
<= 50.00	4.21	4.33	4.30	2.05
50.01 - 55.00	0.86	6.67	5.22	0.92
55.01 - 60.00	5.48	1.90	2.79	1.47
60.01 - 65.00	4.51	5.95	5.59	4.91
65.01 - 70.00	12.24	8.16	9.18	5.20
70.01 - 75.00	12.01	17.86	16.40	9.22
75.01 - 80.00	56.72	54.09	54.75	65.35
80.01 - 85.00	1.26	0.42	0.63	1.83
85.01 - 90.00	2.73	0.61	1.14	5.37
90.01 - 95.00	0.00	0.00	0.00	3.33
95.01 - 100.00	0.00	0.00	0.00	0.33
Total:	100.00	100.00	100.00	100.00

Months to Next Rate Adj.	Group 1	Group 2	Group 1-2	Group 3
<= 0	0.00	0.00	0.00	0.16
1 - 3	0.00	0.00	0.00	18.92
4 - 6	0.00	0.00	0.00	0.23
7 - 9	0.00	0.00	0.00	0.09
10 - 12	0.00	0.00	0.00	0.19
13 - 15	0.00	0.00	0.00	0.14
16 - 18	0.66	0.00	0.16	0.50
19 - 21	3.87	0.00	0.97	26.57
22 - 24	4.02	0.00	1.00	8.25
31 - 33	21.74	0.00	5.43	4.56
34 - 36	69.71	0.00	17.40	3.95
40 - 42	0.00	0.00	0.00	0.06
52 - 54	0.00	0.67	0.50	0.00
55 - 57	0.00	19.81	14.86	7.68
58 - 60	0.00	79.52	59.67	28.69
Total:	100.00	100.00	100.00	100.00

Documentation Type	Group 1	Group 2	Group 1-2	Group 3
Alt	0.00	0.00	0.00	0.18
Full	35.59	40.09	38.96	29.48
No Doc	0.22	0.65	0.54	6.58
No Ratio	0.48	0.00	0.12	9.46
Reduced	62.04	57.48	58.62	39.90
Stated/Stated	1.67	1.79	1.76	14.40
Total:	100.00	100.00	100.00	100.00

Original Term	Group 1	Group 2	Group 1-2	Group 3
181 - 300	0	0	0	19.31
301 - 360	100.00	100.00	100.00	80.69
Total:	100.00	100.00	100.00	100.00

Stated Remaining Term	Group 1	Group 2	Group 1-2	Group 3
281 - 320	0.00	0.00	0.00	19.31
321 - 360	100.00	100.00	100.00	80.69
Total:	100.00	100.00	100.00	100.00

Seasoning (Months)	Group 1	Group 2	Group 1-2	Group 3
1 - 5	99.34	99.33	99.33	99.01
6 - 10	0.66	0.67	0.67	0.62
11- 15	0.00	0.00	0.00	0.22
16 - 20	0.00	0.00	0.00	0.15
Total:	100.00	100.00	100.00	100.00

Index	Group 1	Group 2	Group 1-2	Group 3
Treasury - 1 Year	0.00	2.15	1.62	0.38
Treasury - 3 Year	0.00	0.00	0.00	0.07
Libor - 6 Month	80.48	88.24	86.30	95.51
Libor - 1 Month	0.00	0.00	0.00	3.98
Libor - 1 Year	19.52	9.61	12.08	0.05
Total:	100.00	100.00	100.00	100.00

CSFB-2003-AR5 - Price/Yield - IIIA1								CSFB 2003-AR5 CLASS III-A-1

Balance	CONTACT DESK	Delay	0	Index	LIBOR_1MO | 1.337	WAC(3)	6.29683457
Coupon*	1.787	Dated	2/28/2003	Mult / Margin	1 / 0.45	NET(3)	5.952859
Settle	2/28/2003	First Payment	3/25/2003	HARD CAP	11%	WAM(3)	346

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.
RUN TO THE GROUP III 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	1.794	1.794	1.794	1.794	1.794	1.794	1.794	1.794	1.794	1.794	Yield
100-00	45	45	45	45	45	45	45	45	45	45	Disc Margin

WAL	7.31	3.93	3.56	3.1	2.52	2.1	1.77	1.5	1.28	0.95
Mod Durn	6.61	3.72	3.39	2.98	2.44	2.04	1.73	1.48	1.27	0.94
Principal Window	Mar03 - Jan24	Mar03 - Jul15	Mar03 - Jun14	Mar03 - Feb13	Mar03 - Apr11	Mar03 - Dec09	Mar03 - Dec08	Mar03 - Feb08	Mar03 - Jun07	Mar03 - May06
Accrued Interest	0	0	0	0	0	0	0	0	0	0

LIBOR_1MO	1.337	1.337	1.337	1.337	1.337	1.337	1.337	1.337	1.337	1.337
LIBOR_6MO	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34
LIBOR_1YR	1.4	1.4	1.4	1.4	1.4	1.4	1.4	1.4	1.4	1.4
CMT_1YR	1.315	1.315	1.315	1.315	1.315	1.315	1.315	1.315	1.315	1.315
CMT_3YR	2.001	2.001	2.001	2.001	2.001	2.001	2.001	2.001	2.001	2.001

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2003-AR5 - Price/Yield - IIIM2								CSFB 2003-AR5 CLASS III-M-2

Balance	CONTACT DESK	Delay	0	Index	LIBOR_1MO | 1.337	WAC(3)	6.29683457
Coupon*	3.287	Dated	2/28/2003	Mult / Margin	1 / 1.95	NET(3)	5.952859
Settle	2/28/2003	First Payment	3/25/2003	HARD CAP	11%	WAM(3)	346

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.
RUN TO THE GROUP III 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	3.31	3.31	3.31	3.31	3.31	3.31	3.31	3.31	3.31	3.31	Yield
100-00	195	195	195	195	195	195	195	195	195	195	Disc
											Margin
WAL	10.34	5.45	4.94	4.37	3.76	3.4	3.22	3.14	3.14	3.17
Mod Durn	8.65	4.94	4.52	4.05	3.52	3.21	3.05	2.98	2.98	3.01
Principal Window	Mar09 - Oct19	Mar06 - Jun12	Mar06 - Aug11	Mar06 - Jul10	Mar06 - Feb09	Mar06 - Feb08	Mar06 - May07	Mar06 - Oct06	Mar06 - May06	Mar06 - May06
Accrued Interest	0	0	0	0	0	0	0	0	0	0

LIBOR_1MO	1.337	1.337	1.337	1.337	1.337	1.337	1.337	1.337	1.337	1.337
LIBOR_6MO	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34
LIBOR_1YR	1.4	1.4	1.4	1.4	1.4	1.4	1.4	1.4	1.4	1.4
CMT_1YR	1.315	1.315	1.315	1.315	1.315	1.315	1.315	1.315	1.315	1.315
CMT_3YR	2.001	2.001	2.001	2.001	2.001	2.001	2.001	2.001	2.001	2.001

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2003-AR5 - Price/Yield - IIIM1								CSFB 2003-AR5 CLASS III-M-1

Balance	CONTACT DESK	Delay	0	Index	LIBOR_1MO | 1.337	WAC(3)	6.29683457
Coupon*	2.337	Dated	2/28/2003	Mult / Margin	1 / 1.0	NET(3)	5.952859
Settle	2/28/2003	First Payment	3/25/2003	HARD CAP	11%	WAM(3)	346

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.
RUN TO THE GROUP III 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	2.348	2.348	2.348	2.348	2.348	2.348	2.348	2.348	2.348	2.348	Yield
100-00	100	100	100	100	100	100	100	100	100	100	Disc
											Margin
WAL	12.13	6.58	5.97	5.26	4.46	3.97	3.66	3.5	3.44	3.24
Mod Durn	10.42	6.04	5.53	4.92	4.23	3.79	3.52	3.37	3.32	3.13
Principal Window	Mar09 - Jul23	Mar06 - Feb15	Mar06 - Feb14	Mar06 - Oct12	Mar06 - Jan11	Apr06 - Sep09	Apr06 - Sep08	May06 - Dec07	May06 - Apr07	May06 - May06
Accrued Interest	0	0	0	0	0	0	0	0	0	0

LIBOR_1MO	1.337	1.337	1.337	1.337	1.337	1.337	1.337	1.337	1.337	1.337
LIBOR_6MO	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34
LIBOR_1YR	1.4	1.4	1.4	1.4	1.4	1.4	1.4	1.4	1.4	1.4
CMT_1YR	1.315	1.315	1.315	1.315	1.315	1.315	1.315	1.315	1.315	1.315
CMT_3YR	2.001	2.001	2.001	2.001	2.001	2.001	2.001	2.001	2.001	2.001

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY